                                  EXHIBIT 99.2

                              EXPRESS SCRIPTS, INC.
                                     TABLE 1
                         UNAUDITED OPERATING STATISTICS
                 (in thousands, except per claim and per member)


-----------------------------------------------------------------------------------------------------------------
                                              3 MONTHS           3 MONTHS          3 MONTHS            3 MONTHS
                                               ENDED               ENDED             ENDED               ENDED
                                             3/31/2001          12/31/2000         09/30/2000         3/31/2000
                                             ----------         ----------         ----------         ----------
DRUG SPENDING
Drug spend, excl. UHC                        $3,652,074         $2,999,854         $2,735,701         $2,582,901
UHC                                                  --             79,142            595,884            908,909
                                             ----------         ----------         ----------         ----------
  Total                                      $3,652,074         $3,078,996         $3,331,585         $3,491,810
                                             ==========         ==========         ==========         ==========

REVENUE DETAIL
PBM revenues (1)                             $2,033,998         $1,899,052         $1,715,008         $1,454,241 (2)
Non-PBM revenues                                 22,412             22,447             21,481             21,268
                                             ----------         ----------         ----------         ----------
Total revenues                               $2,056,410         $1,921,499         $1,736,489         $1,475,509
                                             ==========         ==========         ==========         ==========

PER CLAIM
Network revenue/claim                        $    20.74         $    20.50         $    17.15         $    13.11 (2)
Mail revenue/claim                           $   123.18         $   119.97         $   116.62         $   111.83

CLAIMS DETAIL
Network, excl. UHC                               72,345             66,469             57,855             58,867
Mail                                              4,496              4,061              3,906              3,515
                                             ----------         ----------         ----------         ----------
Total claims, excl. UHC                          76,841             70,530             61,761             62,382
UHC claims                                           --              1,585             14,452             21,150
                                             ----------         ----------         ----------         ----------
Total claims                                     76,841             72,115             76,213             83,532
                                             ==========         ==========         ==========         ==========
Adjusted claims (3)                              85,833             80,237             84,025             90,562
                                             ==========         ==========         ==========         ==========

MEMBERSHIP DETAIL (4)
Members, excl. UHC                               45,500             43,500             41,500             38,500
UHC members                                          --                 --                500              9,500
                                             ----------         ----------         ----------         ----------
Total members, incl UHC                          45,500             43,500             42,000             48,000
                                             ==========         ==========         ==========         ==========
Avg. members, incl UHC                           44,500             42,750             45,400             48,000
                                             ==========         ==========         ==========         ==========

PER AVG. MEMBER (5)
Drug spend                                   $    82.07         $    72.02         $    73.38         $    72.75
Gross profit                                 $     3.26         $     3.20         $     2.93         $     2.76 (6)
EBITDA                                       $     1.67         $     1.64         $     1.48         $     1.47 (6)

MARGIN ANALYSIS
Gross profit margin                                 7.1%               7.1%               7.6%               9.0%(7)
EBITDA margin                                       3.6%               3.6%               3.9%               4.7%(7)

PER ADJUSTED CLAIM
Drug spend                                   $    42.55         $    38.37         $    39.65         $    38.56
Gross profit                                 $     1.69         $     1.71         $     1.58         $     1.46 (6)
EBITDA                                       $     0.86         $     0.87         $     0.80         $     0.78 (6)

-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO UNAUDITED OPERATING STATISTICS

                              EXPRESS SCRIPTS, INC.
                                     TABLE 2
             UNAUDITED TREND ANALYSIS, EXCLUDING NONRECURRING ITEMS
                      (in thousands, except per share data)


--------------------------------------------------------------------------------------------------------------
                                                     3 MONTHS               3 MONTHS               3 MONTHS
                                                       ENDED                  ENDED                  ENDED
                                                     3/31/2001             12/31/2000             09/30/2000
                                                    -----------            -----------            -----------
Revenues
  Revenues                                          $ 2,056,410            $ 1,921,499            $ 1,732,151
  Other revenues                                             --                     --                  4,338
                                                    -----------            -----------            -----------
                                                      2,056,410              1,921,499              1,736,489
                                                    -----------            -----------            -----------

Cost and expenses:
  Cost of revenues (1)                                1,911,287              1,784,515              1,603,650
  Selling, general and administrative (2)                90,022                 85,981                 82,687
                                                    -----------            -----------            -----------
                                                      2,001,309              1,870,496              1,686,337
                                                    -----------            -----------            -----------
Operating income                                         55,101                 51,003                 50,152
                                                    -----------            -----------            -----------
Other income (expense):
  Interest income                                         1,410                  2,229                  2,774
  Interest expense                                       (9,144)                (9,658)               (12,361)
                                                    -----------            -----------            -----------
                                                         (7,734)                (7,429)                (9,587)
                                                    -----------            -----------            -----------
Income before income taxes                               47,367                 43,574                 40,565
Provision for income taxes                               19,288                 17,566                 16,718
                                                    -----------            -----------            -----------
Net income                                          $    28,079            $    26,008            $    23,847
                                                    ===========            ===========            ===========

                                                    -----------            -----------            -----------
Basic earnings per share                            $      0.72            $      0.68            $      0.62
                                                    ===========            ===========            ===========
Weighted average number of common shares                 38,770                 38,443                 38,331
outstanding during the period - basic               ===========            ===========            ===========

                                                    -----------            -----------            -----------
                                                    $      0.71            $      0.66            $      0.61
                                                    ===========            ===========            ===========
Diluted earnings per share

Weighted average number of common shares                 39,817                 39,502                 39,290
outstanding during the period - diluted             ===========            ===========            ============

EBITDA (3)                                          $    74,102            $    69,988            $    67,307
                                                    ===========            ===========            ===========

--------------------------------------------------------------------------------------------------------------

SEE NOTES TO UNAUDITED TREND ANALYSIS

                              EXPRESS SCRIPTS, INC.

                                      NOTES
                                 (in thousands)

UNAUDITED OPERATING STATISTICS (excludes non-recurring items)

(1) Our PBM revenues generally include administrative fees, dispensing fees and ingredient costs of pharmaceuticals dispensed from retail pharmacies included in one of our networks or from one of our mail pharmacies, and the associated costs are recorded in cost of revenues (the Gross Basis). Where we only administer the contracts between our clients and the clients' retail pharmacy networks we record as revenues only the administrative fee we received from our activities (the Net Basis).

(2) This increase primarily reflects the transfer of clients to pharmacy networks managed by us (Gross Basis - see footnote 1); higher utilization and drug costs; and new membership.

(3) Adjusted claims represent network claims plus mail claims, which are multiplied by 3, as mail claims are typically 90 day scripts and network claims are generally 30 day scripts.

(4) Represents members as of April 1, 2001, January 1, 2001, October 1, 2000 and April 1, 2000, respectively. In computing the number of members we serve, we make certain estimates and adjustments. We believe different PBMs use different factors in making these estimates and adjustments. We also believe, however, that these numbers are a reasonable approximation of the actual number of members we serve.

(5)  Calculated based on average members.

(6) Reflects the increase in mail prescriptions and the success in cross-selling additional services to our existing membership.

(7) Margin analysis is not indicative of profitability - margins are greatly impacted by the transfer of clients to pharmacy networks managed by us (gross basis) from clients' networks (net basis). When we process claims for a client's pharmacy network, all we record as revenue is an administrative fee (net basis). When a client is transferred to one of our networks, we charge the administrative fee and a fee for managing the pharmacy network. In addition, we gross up revenues and cost of revenues to include the ingredient cost (gross basis). Thus, while the margin percentage appears to decline because revenues are grossed up for the ingredient cost, our actual profit per claim and net income improves due to the fee we receive for managing the pharmacy network.

UNAUDITED TREND ANALYSIS


(3)  Includes depreciation and amortization expense of:
         3 months ended December 31, 2000               $     3,451
         3 months ended September 30, 2000                    2,674

(4)  Includes depreciation and amortization expense of:
         3 months ended December 31, 2000               $    15,534
         3 months ended September 30, 2000                   14,481

(3) EBITDA is earnings before other income (expense), interest, taxes, depreciation and amortization, or operating income plus depreciation and amortization. EBITDA is presented because it is a widely accepted indicator of a company's ability to incur and service indebtedness. EBITDA, however, should not be considered as an alternative to net income as a measure of operating performance or an alternative to cash flow as a measure of liquidity. In addition, our definition of EBITDA may not be comparable to that reported by other companies.


                              EXPRESS SCRIPTS, INC.
UNAUDITED CASH EARNINGS EXCLUDING NON-RECURRING ITEMS
                                     TABLE 3
                      (in thousands, except per share data)


----------------------------------------------------------------------------------------------------------------

                                                  3 MONTHS           3 MONTHS         3 MONTHS         3 MONTHS
                                                    ENDED             ENDED             ENDED            ENDED
                                                  3/31/2001         12/31/2000       09/30/2000        3/31/2000
                                                  ---------         ----------       ----------        ---------
Net income, excluding nonrecurring items           $28,079           $26,008           $23,847           $21,432

Goodwill amortization, net of tax effect             6,445             6,482             6,486             6,382
                                                   -------           -------           -------           -------

Net income excluding goodwill amortization         $34,524           $32,490           $30,333           $27,814
                                                   =======           =======           =======           =======

Weighted average number of shares
  Outstanding during period - diluted               39,817            39,502            39,290            39,206
                                                   =======           =======           =======           =======

Diluted cash earnings per share                    $  0.87           $  0.82           $  0.77           $  0.71
                                                   -------           -------           -------           -------

----------------------------------------------------------------------------------------------------------------

                              EXPRESS SCRIPTS, INC.
                                     TABLE 4
                             SELECTED RATIO ANALYSIS
                              AS OF MARCH 31, 2001


    ----------------------------------------------------------------------------------------------
                                          3 months      3 months      3 months       3 months
                                            ended        ended         ended           ended
                                         03/31/2001    12/31/2000    09/30/2000     03/31/2000
                                         ----------    ----------    ----------     ----------
    Debt to EBITDA ratio (1)                   1.4x          1.4x          1.7x            2.5x
    Interest coverage ratio (1)                6.6x          5.8x          4.9x            3.6x
    Debt to enterprise value                  10.5%          9.1%         13.3%           27.2%
    Debt to capitalization                    34.5%         35.9%         39.0%           47.9%

    ----------------------------------------------------------------------------------------------

    (1)  Uses financial information for the twelve months ended March 31, 2001


                          DAYS SALES OUTSTANDING (DSO)
                                     TABLE 5

                                 (in thousands)


------------------------------------------------------------------------------------------------------------------

                                            03/31/2001          12/31/2000          09/30/2000          03/31/2000
                                            ----------          ----------          ----------          ----------
Total revenue                               $2,056,410          $1,921,499          $1,732,151          $1,475,509
Client/pharmacy pass through (1)               346,291             467,090             668,710             795,979
                                            ----------          ----------          ----------          ----------
Total                                       $2,401,701          $2,388,589          $2,400,861          $2,271,488
                                            ==========          ==========          ==========          ==========

Avg monthly gross receivables               $  821,954          $  806,882          $  833,436          $  786,595
                                            ==========          ==========          ==========          ==========

DSO (in days)                                     30.8                31.1                31.9                31.5
                                            ----------          ----------          ----------          ----------

------------------------------------------------------------------------------------------------------------------


(1) For clients that have their own pharmacy network, we record only an administrative fee in revenue (Net Basis). The client/pharmacy pass through reflects the amounts paid to the pharmacies that are not included in revenue, but are recorded as both an Accounts Receivable and Accounts Payable on our books.